Non-current assets held for sale	6 Months Ended
Jun. 30, 2020
Non-current assets held for sale and discontinued operations [Abstract]
Non-current assets held for sale
Non-current assets held for sale

The carrying amount of assets classified as held for sale at 30 June 2020 is $4,169 million, with associated liabilities of $948 million. These principally relate to two transactions.
Downstream segment
On 29 June 2020 BP announced that it had agreed to sell its global petrochemicals business to INEOS for a total consideration of $5 billion, subject to customary closing adjustments. Under the terms of the agreement, INEOS paid BP a deposit of $400 million and will pay a further $3.6 billion on completion. An additional $1 billion will be deferred and paid in three separate instalments of $100 million in March, April and May 2021 with the remaining $700 million payable by the end of June 2021. The business has interests in manufacturing plants in Asia, Europe and the US, including interests held in equity-accounted entities. Subject to regulatory and other approvals, the transaction is expected to complete before the end of 2020. Assets of $3,647 million and associated liabilities of $637 million have been classified as held for sale in the group balance sheet at 30 June 2020. Accumulated foreign exchange differences will be reclassified from the foreign currency translation reserve to the income statement when the sale transaction completes. At 30 June 2020 these foreign exchange differences amounted to a gain of approximately $300 million.
Upstream segment
On 27 August 2019, BP announced that it had agreed to sell all of its Alaska operations and interests to Hilcorp Energy (‘Hilcorp’), including its ownership interests in BP Exploration (Alaska) Inc, which owned all of BP’s upstream oil and gas interests in Alaska, and the assets of BP Pipelines (Alaska) Inc., including a 49% interest in the Trans Alaska Pipeline System (TAPS), for up to $5.6 billion, subject to customary closing adjustments. Assets of $6,518 million and associated liabilities of $969 million relating to this transaction were classified as held for sale at 31 December 2019. Deposit payments totalling $500 million in cash were received in 2019.
On 30 June 2020, BP completed the sale of BP Exploration (Alaska) Inc. On completion, BP received $209 million in cash and recognized a loan note with a principal amount of $2,100 million receivable from Hilcorp. The group also recognized other assets totalling $1,689 million, including amounts in relation to the ‘earn-out’ provisions of the agreement.
The sale of BP Pipelines (Alaska) Inc.’s 49% interest in the Trans Alaska Pipeline System (TAPS) and other midstream assets, which is subject to regulatory approvals, is expected to complete during 2020. On completion of the sale, BP will retain its decommissioning liability relating to TAPS, which will be partially offset by a 30% cost reimbursement from Harvest Alaska LLC, an affiliate of Hilcorp. Assets of $499 million and associated liabilities of $279 million relating to this transaction continue to be classified as held for sale at 30 June 2020.